Exhibit 10.2


                                    EXHIBIT A

                  Incentive Percentage for Organizational Goals


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Participant's total target Incentive Percentage is 50% (the "Target Percentage") which is determined by adding the Organizational Goals Percentage Target and the Personal Goals Percentage Target.

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The achievement of Organizational Goals shall constitute 80% of the Target Percentage.


     Achievement of                                  Organizational Goals
     Organizational Goals                            Incentive Percentage*
     --------------------                            ---------------------

     Below 85% of Organizational Goals               Discretionary

     85% of Organizational Goals                     25% of Organizational Goals
                                                     Target Percentage

     Above 100% Organizational Goals                 Discretionary


     o    The   Organizational   Goals  Incentive   Percentage   shall  increase
          incrementally for each percentage of achievement between 85% of Organizational Goals and 100% of Organizational Goals (at a rate of 5% per percent increase).


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The Achievement of Organizational Goals will be split as follows:

     o    100% CORPORATE EBITDA

                                    EXHIBIT B

                     Incentive Percentage for Personal Goals


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Participant's total target Incentive Percentage is 50% (the "Target Percentage") which is determined by adding the Organizational Goals Percentage Target and the Personal Goals Percentage Target.

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The achievement of all Personal Goals shall constitute 20% of the Target Percentage.


     Achievement of                  Personal Goals
     Personal Goals                  Incentive Percentage*
     --------------                  ---------------------

     One Personal Goal                5% of Personal Goals Percentage Target

     Two Personal Goals              10% of Personal Goals Percentage Target

     Three Personal Goals            15% of Personal Goals Percentage Target

     Four Personal Goals             20% of Personal Goals Percentage Target


* Notwithstanding the foregoing, in the event that the Company does not have at least $94.8 million in EBITDA (85% of Plan EBITDA of $ 111.4 million) for calendar year 2005, the Incentive Percentage used to determine the Target Percentage will be at the sole discretion of the Company.